UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report August 14, 1998

               GRIFFIN REAL ESTATE FUND-IV, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 0-13426

                   IRS Employer Identification No. 41-1470203

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402

                  Registrant's telephone number: (612) 338-2828

Item 2. Acquisition or disposition of assets.


                 DISPOSITION OF PRESIDENTIAL ESTATES APARTMENTS
                            OF INDIANAPOLIS, INDIANA

On August 14, 1998, Griffin Real Estate Fund-IV, A Limited Partnership sold the Presidential Estates Apartments to FSF Presidential Estates Associates, LLC.

Description of Property

Presidential Estates Apartments is a 244 unit apartment complex located at 1808 Century Way, Indianapolis, Indiana. The property was originally acquired by Griffin Real Estate Fund-IV on February 10 , 1984 for $6,700,000. A down payment of $1,400,000 was made with the balance of $5,300,000 financed by a first mortgage loan. On December 10, 1993, the property debt was refinanced with a new $4,994,700 first mortgage and the previous mortgage was extinguished.

Sale of Property

The Presidential Estates Apartments sales price of $8,900,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-IV, to any affiliates of Griffin Real Estate Fund-IV, to its General Partner, or to any associates of its General Partner. With the proceeds of the sale, the mortgage principal balance of $4,809,109, accrued interest of $38,962 and sales costs were paid.

Item 7. Financial Statements and Exhibits

The following documents are filed as part of this report:

           Proforma financial information.

                          GRIFFIN REAL ESTATE FUND-IV,
                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1997

                                                                              * After
ASSETS:                                    Actual           Adjustment        Disposition Proforma
-------                                 ------------       ------------       --------------------
Cash and cash equivalents               $    410,299       $     10,457       $    420,756
Real estate tax escrow deposits              453,036           (158,694)           294,342
Receivables and other assets                  47,242            (12,655)            34,587
                                        ------------       ------------       ------------
   Total                                     910,577           (160,892)           749,685
                                        ------------       ------------       ------------

PROPERTY AND EQUIPMENT:
Land                                       1,065,093           (231,093)           834,000
Buildings and improvements                13,839,292         (6,290,757)         7,548,535
Furniture and equipment                      889,787           (531,489)           358,298
                                        ------------       ------------       ------------
    Total                                 15,794,172         (7,053,339)         8,740,833
Less accumulated depreciation              7,570,126         (3,585,583)         3,984,543
                                        ------------       ------------       ------------
Property and equipment -  net              8,224,046         (3,467,756)         4,756,290
                                        ------------       ------------       ------------

Deferred expenses less accumulated
   amortization - $142,082                   205,868            (99,183)           106,685
                                        ------------       ------------       ------------
      TOTAL ASSETS                      $  9,340,491       $ (3,727,831)      $  5,612,660
                                        ============       ============       ============

LIABILITES AND PARTNERS' EQUITY:

LIABILITES:
Accounts payable:
    Affiliate                           $      9,834       $       --         $      9,834
    Other                                    523,505           (154,701)           368,804
Security deposits                             75,750            (32,497)            43,253
Accrued interest                              89,503            (38,449)            51,054
Mortgage notes payable                    11,261,224         (4,837,696)         6,423,528
                                        ------------       ------------       ------------
     Total liabilities                    11,959,816         (5,063,343)         6,896,473
                                        ------------       ------------       ------------

PARTNERS' EQUITY:
General Partner                             (218,239)            13,355           (204,884)
Limited Partners                          (2,401,086)         1,322,157         (1,078,929)
                                        ------------       ------------       ------------
     Total Partners' Equity               (2,619,325)         1,335,512         (1,283,813)
                                        ------------       ------------       ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                        $  9,340,491       $ (3,727,831)      $  5,612,660
                                        ============       ============       ============

* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND-IV,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                              * After Disposition
 REVENUES:                                   Actual          Adjustment       Proforma
 ---------                                 -----------      -----------       --------
Rent (less apartment vacancies: 1997,
      $ 364,819)                           $ 3,366,254      $(1,428,218)      $ 1,938,036
Interest                                        23,515           (3,226)           20,289
Gain on sale of property
      and equipment                            288,818             --             288,818
Other                                          142,231          (37,955)          104,276
                                           -----------      -----------       -----------
     Total revenues                          3,820,818       (1,469,399)        2,351,419
                                           -----------      -----------       -----------

EXPENSES:
Interest                                     1,102,676         (455,608)          647,068
Depreciation and amortization                  635,694         (390,124)          245,570
Real Estate Taxes                              404,715         (135,440)          269,275
Repairs and maintenance                        452,626         (195,288)          257,338
Utilities                                      261,577          (81,944)          179,633
Salaries and employee benefits                 398,680         (197,203)          201,477
Management fees to related parties             189,103          (75,612)          113,491
Administratiave                                125,273          (34,345)           90,928
Insurance                                       68,839          (31,436)           37,403
Bad Debt                                        19,732          (14,229)            5,503
Other                                            7,175             --               7,175
                                           -----------      -----------       -----------

     Total Expenses                          3,666,090       (1,611,229)        2,054,861
                                           -----------      -----------       -----------

NET INCOME                                 $   154,728      $   141,830       $   296,558
                                           ===========      ===========       ===========

NET INCOME ALLOCATED
TO GENERAL PARTNERS                        $    24,504      $     1,418       $    25,922
                                           ===========      ===========       ===========

NET INCOME ALLOCATED
TO LIMITED PARTNERS                        $   130,224      $   140,412       $   270,636
                                           ===========      ===========       ===========

PER UNIT:

NET INCOME                                 $        10      $        11       $        21
                                           ===========      ===========       ===========

* The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                          GRIFFIN REAL ESTATE FUND-IV,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                                  JUNE 30, 1998

                                                                             * After Disposition
ASSETS:                                   Actual           Adjustments       Proforma
-------                                ------------       ------------       --------
Cash and cash equivalents              $    548,615       $     21,039       $    569,654
Receivables and other assets                604,859           (189,165)           415,694
                                       ------------       ------------       ------------
     Total                                1,153,474           (168,126)           985,348
                                       ------------       ------------       ------------

PROPERTY AND EQUIPMENT:
   Land                                   1,065,093           (231,093)           834,000
   Buildings and Improvements            13,839,292         (6,290,756)         7,548,536
   Furniture and Equipment                  889,787           (531,489)           358,298
                                       ------------       ------------       ------------
Total                                    15,794,172         (7,053,338)         8,740,834
   Less accumulated depreciation          7,847,963         (4,580,784)         3,267,179
                                       ------------       ------------       ------------
   Property and Equipment - net           7,946,209         (2,472,554)         5,473,655
                                       ------------       ------------       ------------

TOTAL ASSETS                           $  9,099,683       $ (2,640,680)      $  6,459,003
                                       ============       ============       ============

LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
   Accounts payable and accrued
        liabilities                    $    556,626       $   (204,301)      $    352,325
   Security Deposit                          72,546            (32,185)            40,361
   Mortgage notes payable                11,211,950         (4,816,528)         6,395,422
                                       ------------       ------------       ------------
         Total liabilities               11,841,122         (5,053,014)         6,788,108
                                       ------------       ------------       ------------

PARTNERS' EQUITY:
General Partners                           (226,686)            24,123           (202,563)
Limited Partners                         (2,514,753)         2,388,211           (126,542)
                                       ------------       ------------       ------------
        Total Partners' Equity           (2,741,439)         2,412,334           (329,105)
                                       ------------       ------------       ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                       $  9,099,683       $ (2,640,680)      $  6,459,003
                                       ============       ============       ============

* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND -IV
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                   (unaudited)


REVENUES:                             Actual        Adjustments       * After Disposition
---------                          -----------      -----------       Proforma
                                                                      -----------
Rental Income                      $ 1,642,494      $  (765,381)      $   877,113
Interest Income                         13,656             --              13,656
Other Income                           212,708         (194,582)           18,126
                                   -----------      -----------       -----------

     Total Revenues                  1,868,858         (959,963)          908,895
                                   -----------      -----------       -----------

OPERATING EXPENSES:
Operating Expenses                     972,432         (383,821)          588,611
Interest Expense                       542,673         (233,126)          309,547
Depreciation and amortization          295,235         (158,554)          136,681
                                   -----------      -----------       -----------

     Total Operating Expenses        1,810,340         (775,501)        1,034,839
                                   -----------      -----------       -----------

NET INCOME (LOSS)                       58,518         (184,462)         (125,944)

NET INCOME (LOSS) ALLOCATED
     TO GENERAL PARTNER                    585           (1,845)           (1,260)
                                   -----------      -----------       -----------

NET INCOME (LOSS) ALLOCATED
     TO LIMITED PARTNERS           $    57,933      $  (182,617)      $  (124,684)
                                   ===========      ===========       ===========

NET (LOSS) INCOME                  $      4.39      $    (13.84)      $     (9.45)
                                   ===========      ===========       ===========


* The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GRIFFIN REAL ESTATE FUND IV,
                                             A LIMITED PARTNERSHIP

                                             BY:  GRIFFIN ASSOCIATES IV
                                                  ITS GENERAL PARTNER


Date:  August 28, 1998                       BY:  /s/ Larry D. Fransen
                                                  ------------------------------
                                                  Larry D. Fransen
                                                  General Partner


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